UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2016

Annual Report
to Shareholders

Deutsche CROCI® Sector Opportunities Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

15 Investment Portfolio

18 Statement of Assets and Liabilities

20 Statement of Operations

21 Statement of Changes in Net Assets

22 Financial Highlights

26 Notes to Financial Statements

36 Report of Independent Registered Public Accounting Firm

37 Information About Your Fund's Expenses

38 Tax Information

39 Advisory Agreement Board Considerations and Fee Evaluation

43 Board Members and Officers

48 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the fund. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 14 for more complete performance information.

Investment Strategy

The fund invests in stocks of companies that portfolio management believes offer "economic value." Periodically, portfolio management determines the three sectors that it believes offer the most favorable economic value. It then identifies approximately ten stocks within each chosen sector that it believes offer the most favorable economic value for such sector.

Economic value is determined through the use of the Cash Return on Capital Invested (CROCI®) proprietary strategy, among other factors. Under the CROCI® strategy, economic value is measured using various metrics, such as the median CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio). The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The fund is rebalanced periodically in accordance with the CROCI® strategy’s rules. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Portfolio management takes additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the portfolio with tax efficiency in mind.

The fund returned –8.83% during the 12-month interval ended May 31, 2016. In comparison, the fund’s benchmark — the MSCI World Index — returned –3.96%.

The world equity markets lost ground during the annual period, reflecting investor concerns about slowing global growth, the U.S. Federal Reserve Board's (the Fed) decision to raise interest rates, and the sharp decline in commodity prices in 2015 and early this year. Although the markets closed on a positive note, rallying from mid-February onward, the resulting gains were not sufficient to make up for the earlier shortfall. International equities lagged the United States, while the value style underperformed growth.

"We believe the fund, through a unique strategy that incorporates valuations at both the sector and individual stock levels, is well positioned to identify value opportunities throughout the global markets."

Given our value-oriented investment strategy, the shortfall in value stocks’ performance had a meaningful impact on the fund’s 12-month results. Still, we believe it’s important to note that the relative weakness of the value style was confined to the early part of the period. Value stocks rebounded in the first five months of 2016, outpacing their growth counterparts. In contrast to the trend that characterized 2015, investors demonstrated a renewed desire to own stocks with below-average valuations and above-average dividend yields over those with the strongest price momentum. This shift provided a favorable backdrop for the fund, allowing our emphasis on value to feed through to results in the second half of the reporting period. We believe the improvement in the fund’s relative performance helps illustrate the importance of maintaining our unique approach to value investing, even when short-term trends in the broader market are working against us.

Fund Performance

The fund entered the period with positions in the energy, industrials and information technology sectors, and we maintained the allocation to industrials throughout the entire fiscal year. We rotated out of energy and into utilities as part of our July 2015 portfolio review, and we maintained the position in utilities for the remainder of the period. The fund was invested in information technology until the January 2016 review, at which point we shifted into consumer discretionary stocks. The strong rally in the latter group over the following three months prompted us to move out of the sector and into health care, which had become more attractively valued due to the prospect of increasing government regulation of pricing practices in the biotechnology and pharmaceutical industries.

Fund Sector Allocations by Month
June	July	August	September
Industrials	Industrials	Industrials	Industrials
Energy	Utilities	Utilities	Utilities
Information Technology	Information Technology	Information Technology	Information Technology
October	November	December	January
Industrials	Industrials	Industrials	Industrials
Utilities	Utilities	Utilities	Utilities
Information Technology	Information Technology	Information Technology	Consumer Discretionary
February	March	April	May
Industrials	Industrials	Industrials	Industrials
Utilities	Utilities	Utilities	Utilities
Consumer Discretionary	Consumer Discretionary	Health Care	Health Care

The most significant factor in the fund’s underperformance was its allocation to information technology stocks in the first seven-plus months of the period. While tech stocks generated slight outperformance in this span, meaning that our allocation to the sector was a small positive for performance, the benefit was more than offset by our weak individual stock selection in the group. The largest detractors were the disk-drive makers Western Digital Corp.* and Seagate Technology PLC.* Both featured above-average dividends and exceptionally low valuations, but their shares nevertheless fell due to the continued slowdown in personal computer sales and a shift away from traditional disk drives. Qualcomm, Inc.* and Micron Technology, Inc.* also detracted from returns. On the plus side, NVIDIA Corp.* and Applied Materials, Inc.* both rallied on the strength of improving trends in their underlying businesses.

* Not held in the portfolio as of May 31, 2016.

The fund’s allocation to industrials helped relative performance given that this segment outperformed the MSCI World Index. Still, as was the case in technology, the contribution was outweighed by the adverse effect of stock selection. Here, Rolls-Royce Holdings PLC,* which was pressured by lower-than-expected profits and weaker revenues in its civil aerospace division, proved to be the most meaningful detractor. JGC Corp.,* a Japanese engineering company with a focus on the energy industry, and Dover Corp.,* a U.S.-based industrial conglomerate, were additional detractors. Although our investments in industrials underperformed, we did hold a number of strong performers, including Eaton Corp. Plc, Illinois Tool Works Inc. and Rockwell Automation, Inc.

* Not held in the portfolio as of May 31, 2016.

The fund’s position in utilities, which we held from June 2015 through the close of the period, had a neutral impact on performance. The sector posted a gain in this time, as falling global bond yields spurred demand for higher-yielding investments and heightened market volatility caused investors to gravitate to lower-risk market segments. The fund therefore gained a significant benefit from having an allocation to utility stocks. Certain U.S. holdings — including Consolidated Edison, Inc. and DTE Energy Co.— also delivered sector-beating gains. However, the weaker returns of the fund’s positions in non-U.S. utilities counterbalanced these positive factors. Among the notable detractors were E.ON SE* (Germany), Tokyo Gas Co., Ltd. (Japan) and Centrica plc* (United Kingdom).

* Not held in the portfolio as of May 31, 2016.

The fund’s position in the consumer discretionary sector, which was held from mid-January through mid-April 2016, had a favorable impact on performance thanks to the strength of our individual stock selection. The top contributor was Michael Kors Holdings Ltd.,* whose better-than-expected earnings sparked renewed investor confidence in the health of the company’s brand. Genuine Parts Co.* and Garmin Ltd.* posted robust returns as well.

* Not held in the portfolio as of May 31, 2016.

Our allocation to energy, while brief, detracted modestly. The fund held a position in the sector for approximately the first six weeks of the period, a time in which energy stocks were under substantial pressure from the weakness in crude oil prices. This was counterbalanced, to some extent, by our investment in the health care sector from mid-April onward. Health care stocks registered a gain in this short interval, due largely to their strong rally in the latter half of May.

Outlook and Positioning

Our unique approach is geared for longer-term outperformance, but we are mindful of the need to make constant refinements to our process. To this end, we incorporated a volatility component into our strategy during the first quarter of 2016. This aspect of our model penalizes sectors and stocks that have experienced above-average price volatility, even if their CROCI® Economic P/E ratio shows them to be attractively valued. We believe this shift can help the fund deliver more stable results while minimizing the risk of selecting "value traps," where the sustainability of a company’s long-term earnings is in question.

The fund faced challenges during the past year, but it’s important to keep in mind that the value style lagged the overall market by a significant amount in the first half of the period. However, the market’s preference for value vs. growth tends to run in cycles over time — as evidenced by the rebound in value stocks through the first five months of 2016. We believe the fund, through a unique strategy that assesses valuations at both the sector and individual stock levels, is well positioned to identify value opportunities throughout the global markets.

Ten Largest Equity Holdings at May 31, 2016 (34.3% of Net Assets)	Country	Percent
1. Mitsubishi Electric Corp. Develops, manufactures and markets electronic equipment	Japan	3.5%
2. Pfizer, Inc. Research-based global pharmaceutical company that discovers, develops, manufactures and markets health care products worldwide	United States	3.5%
3. DaVita HealthCare Partners, Inc. Provides a variety of health care services throughout the United States and abroad, administering kidney care and dialysis services	United States	3.5%
4. Novartis AG Manufacturer of pharmaceutical and consumer health care products	Switzerland	3.4%
5. Sempra Energy Energy services holding company with operations throughout the United States, Mexico and other countries in South America	United States	3.4%
6. Raytheon Co. Technology company specializing in defense, homeland security and other government markets throughout the world	United States	3.4%
7. NextEra Energy, Inc. Provider of sustainable energy generation and distribution services	United States	3.4%
8. DTE Energy Co Diversified energy company that develops and manages energy-related businesses and services nationwide	United States	3.4%
9. Parker-Hannifin Corp. Manufacturer of motion-control products, including fluid power systems, electromechanical controls and related components	United States	3.4%
10. SSE PLC Generates, transmits, distributes and supplies electricity to industrial, commercial and domestic customers in the United Kingdom and Ireland	United Kingdom	3.4%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 48 for contact information.

Portfolio Manager

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager, Head of Tax Managed Equities: New York.

— Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

— PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The price-to-earnings (P/E) ratio compares a company's current share price to its per-share earnings. The CROCI® economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company, which are adjusted systematically by the CROCI® team.

Performance Summary May 31, 2016 (Unaudited)

Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	–8.83%	–8.46%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–14.07%	–13.72%
MSCI World Index†	–3.96%	0.75%
Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	–9.48%	–9.75%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–9.48%	–9.75%
MSCI World Index†	–3.96%	0.75%
Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
No Sales Charges	–8.78%	–8.23%
MSCI World Index†	–3.96%	0.75%
Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 5/31/16
No Sales Charges	–8.58%	–7.98%
MSCI World Index†	–3.96%	0.75%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2015 are 1.49%, 2.29%, 1.39% and 1.25% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from expense ratios disclosed in the financial highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche CROCI® Sector Opportunities Fund — Class A ■ MSCI World Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 2, 2014.

† MSCI World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the US.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/16	$ 8.84	$ 8.81	$ 8.84	$ 8.85
5/31/15	$ 10.01	$ 9.97	$ 10.02	$ 10.02
Distribution Information as of 5/31/16
Income Dividends, Twelve Months	$ .26	$ .20	$ .28	$ .28

Investment Portfolio as of May 31, 2016

	Shares	Value ($)

Common Stocks 99.6%
France 3.1%
Sanofi (Cost $4,674,255)	53,396	4,378,002
Japan 13.1%
Astellas Pharma, Inc.	340,600	4,666,006
Mitsubishi Electric Corp.	412,435	4,988,998
Osaka Gas Co., Ltd.	1,241,870	4,665,353
Tokyo Gas Co., Ltd.	1,008,885	4,080,730
(Cost $20,129,978)		18,401,087
Spain 3.3%
Iberdrola SA (Cost $4,653,764)	691,785	4,692,181
Switzerland 6.8%
Novartis AG (Registered)	61,119	4,851,398
Roche Holding AG (Genusschein)	17,815	4,675,989
(Cost $9,281,417)		9,527,387
United Kingdom 6.7%
National Grid PLC	325,860	4,752,630
SSE PLC	214,332	4,755,752
(Cost $8,699,297)		9,508,382
United States 66.6%
Amgen, Inc.	29,249	4,619,880
Consolidated Edison, Inc. (a)	62,383	4,570,179
Cummins, Inc. (a)	40,153	4,596,314
DaVita HealthCare Partners, Inc.*	63,227	4,888,712
DTE Energy Co.	52,736	4,782,100
Eaton Corp. PLC	75,284	4,639,753
Emerson Electric Co.	85,254	4,434,913
Entergy Corp.	61,651	4,680,544
Fluor Corp.	88,644	4,678,630
Gilead Sciences, Inc.	47,469	4,132,651
Illinois Tool Works, Inc.	44,783	4,748,342
Johnson & Johnson	41,855	4,716,640
Merck & Co., Inc.	83,218	4,681,845
NextEra Energy, Inc.	40,029	4,808,283
PACCAR, Inc. (a)	84,504	4,711,098
Parker-Hannifin Corp.	41,435	4,758,395
Pfizer, Inc.	143,490	4,979,103
Raytheon Co.	37,325	4,839,933
Rockwell Automation, Inc.	40,745	4,728,457
Sempra Energy	45,260	4,848,251
(Cost $87,516,882)		93,844,023
Total Common Stocks (Cost $134,955,593)		140,351,062

Securities Lending Collateral 1.7%
Daily Assets Fund "Capital Shares", 0.48% (b) (c) (Cost $2,356,600)	2,356,600	2,356,600

Cash Equivalents 0.0%
Deutsche Central Cash Management Government Fund, 0.39% (b) (Cost $48,020)	48,020	48,020

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $137,360,213)†	101.3	142,755,682
Other Assets and Liabilities, Net	(1.3)	(1,773,571)
Net Assets	100.0	140,982,111

* Non-income producing security.

† The cost for federal income tax purposes was $137,904,497. At May 31, 2016, net unrealized appreciation for all securities based on tax cost was $4,851,185. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,970,317 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,119,132.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at May 31, 2016 amounted to $2,320,826, which is 1.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
France	$ 4,378,002	$ —	$ —	$ 4,378,002
Japan	18,401,087	—	—	18,401,087
Spain	4,692,181	—	—	4,692,181
Switzerland	9,527,387	—	—	9,527,387
United Kingdom	9,508,382	—	—	9,508,382
United States	93,844,023	—	—	93,844,023
Short-Term Investments (d)	2,404,620	—	—	2,404,620
Total	$ 142,755,682	$ —	$ —	$142,755,682

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $134,955,593) — including $2,320,826 of securities loaned	$ 140,351,062
Investment in Daily Assets Fund (cost $2,356,600)*	2,356,600
Investment in Deutsche Central Cash Management Government Fund (cost $48,020)	48,020
Total investments in securities, at value (cost $137,360,213)	142,755,682
Foreign currency, at value (cost $95,099)	94,876
Receivable for Fund shares sold	192,891
Dividends receivable	672,703
Interest receivable	4,776
Foreign taxes recoverable	79,417
Other assets	37,646
Total assets	143,837,991
Liabilities
Payable upon return of securities loaned	2,356,600
Payable for Fund shares redeemed	147,116
Accrued management fee	99,416
Accrued Trustees' fees	3,601
Other accrued expenses and payables	249,147
Total liabilities	2,855,880
Net assets, at value	$ 140,982,111
Net Assets Consist of
Undistributed net investment income	635,317
Net unrealized appreciation (depreciation) on: Investments	5,395,469
Foreign currency	6,004
Accumulated net realized gain (loss)	(35,201,815)
Paid-in capital	170,147,136
Net assets, at value	$ 140,982,111

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($55,395,257 ÷ 6,267,741 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84
Maximum offering price per share (100 ÷ 94.25 of $8.84)	$ 9.38

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,432,471 ÷ 2,547,629 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.81
Class S Net Asset Value, offering and redemption price per share ($42,131,238 ÷ 4,763,443 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84
Institutional Class Net Asset Value, offering and redemption price per share ($21,023,145 ÷ 2,376,716 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.85

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $147,163)	$ 4,234,939
Income distributions — Deutsche Central Cash Management Government Fund	2,959
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	41,769
Total income	4,279,667
Expenses: Management fee	1,518,901
Administration fee	168,767
Services to shareholders	306,440
Distribution and service fees	413,776
Custodian fee	27,761
Professional fees	64,640
Reports to shareholders	54,462
Registration fees	67,862
Trustees' fees and expenses	9,647
Other	17,106
Total expenses before expense reductions	2,649,362
Expense reductions	(313,185)
Total expenses after expense reductions	2,336,177
Net investment income	1,943,490
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(30,334,894)
Foreign currency	3,962
(30,330,932)
Change in net unrealized appreciation (depreciation) on: Investments	5,085,293
Foreign currency	15,422
5,100,715
Net gain (loss)	(25,230,217)
Net increase (decrease) in net assets resulting from operations	$ (23,286,727)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended May 31, 2016	Period Ended May 31, 2015*
Operations: Net investment income	$ 1,943,490	$ 1,954,089
Net realized gain (loss)	(30,330,932)	(2,839,018)
Change in net unrealized appreciation (depreciation)	5,100,715	300,758
Net increase (decrease) in net assets resulting from operations	(23,286,727)	(584,171)
Distributions to shareholders from: Net investment income: Class A	(1,842,081)	(144,845)
Class C	(597,089)	—
Class S	(1,727,699)	(308,423)
Institutional Class	(626,404)	(57,498)
Total distributions	(4,793,273)	(510,766)
Fund share transactions: Proceeds from shares sold	56,354,529	278,897,614
Reinvestment of distributions	4,765,969	509,331
Payments for shares redeemed	(106,818,786)	(67,631,609)
Net increase (decrease) in net assets from Fund share transactions	(45,698,288)	211,775,336
Increase (decrease) in net assets	(73,778,288)	210,680,399
Net assets at beginning of period (initial capital)	214,760,399	4,080,000
Net assets at end of period (including undistributed net investment income of $635,317 and $3,535,386, respectively)	$ 140,982,111	$ 214,760,399

* For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Year Ended 5/31/16	Period Ended 5/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.01	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.16
Net realized and unrealized gain (loss)	(1.01)	(.12)
Total from investment operations	(.91)	.04
Less distributions from: Net investment income	(.26)	(.03)
Net asset value, end of period	$ 8.84	$ 10.01
Total Return (%)[c,d]	(8.83)	.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	73
Ratio of expenses before expense reductions (%)	1.53	1.49*
Ratio of expenses after expense reductions (%)	1.35	1.35*
Ratio of net investment income (loss) (%)	1.19	1.67*
Portfolio turnover rate (%)	164	129**

[a] For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Year Ended 5/31/16	Period Ended 5/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.09
Net realized and unrealized gain (loss)	(1.00)	(.12)
Total from investment operations	(.96)	(.03)
Less distributions from: Net investment income	(.20)	—
Net asset value, end of period	$ 8.81	$ 9.97
Total Return (%)[c,d]	(9.48)	(.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	31
Ratio of expenses before expense reductions (%)	2.30	2.29*
Ratio of expenses after expense reductions (%)	2.10	2.10*
Ratio of net investment income (loss) (%)	.44	.88*
Portfolio turnover rate (%)	164	129**

[a] For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Year Ended 5/31/16	Period Ended 5/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.16
Net realized and unrealized gain (loss)	(1.02)	(.10)
Total from investment operations	(.90)	.06
Less distributions from: Net investment income	(.28)	(.04)
Net asset value, end of period	$ 8.84	$ 10.02
Total Return (%)[c]	(8.78)	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	83
Ratio of expenses before expense reductions (%)	1.40	1.39*
Ratio of expenses after expense reductions (%)	1.20	1.20*
Ratio of net investment income (loss) (%)	1.32	1.65*
Portfolio turnover rate (%)	164	129**

[a] For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Year Ended 5/31/16	Period Ended 5/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.18
Net realized and unrealized gain (loss)	(1.02)	(.12)
Total from investment operations	(.89)	.06
Less distributions from: Net investment income	(.28)	(.04)
Net asset value, end of period	$ 8.85	$ 10.02
Total Return (%)[c]	(8.58)	.65**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	27
Ratio of expenses before expense reductions (%)	1.26	1.25*
Ratio of expenses after expense reductions (%)	1.10	1.10*
Ratio of net investment income (loss) (%)	1.45	1.89*
Portfolio turnover rate (%)	164	129**

[a] For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® Sector Opportunities Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the year ended May 31, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of May 31, 2016) on the cash collateral invested in Daily Assets Fund. The fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2016 the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At May 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $34,657,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($24,121,000) and long-term losses ($10,536,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 635,317
Capital loss carryforwards	$ (34,657,000)
Net unrealized appreciation (depreciation) on investments	$ 4,851,185

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended May 31, 2016	Period Ended May 31, 2015**
Distributions from ordinary income*	$ 4,793,273	$ 510,766

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

** For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended May 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $275,051,992 and $319,242,072, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.90%.

For the period from June 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain total annual operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.35%
Class C	2.10%
Class S	1.20%
Institutional Class	1.10%

For the year ended May 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 112,491
Class C	50,995
Class S	117,418
Institutional Class	32,281
$ 313,185

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2016, the Administration Fee was $168,767, of which $12,000 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended May 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2016
Class A	$ 6,292	$ 1,379
Class C	2,890	678
Class S	2,918	591
Institutional Class	1,003	255
	$ 13,103	$ 2,903

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2016, the Distribution Fee was as follows.

Distribution Fee	Total Aggregated	Unpaid at May 31, 2016
Class C	$ 196,924	$ 14,205

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2016	Annual Rate
Class A	$ 151,089	$ 34,256.24%
Class C	65,763	14,393.25%
	$ 216,852	$ 48,649

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2016 aggregated $44,406.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2016, the CDSC for Class C shares aggregated $12,214. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2016, DDI received $6,309 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,204, of which $5,895 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the period ended May 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG for the amount of $3,633.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2016		Period Ended May 31, 2015*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,183,649	$ 19,643,269	8,359,130	$ 83,264,508
Class C	585,013	5,286,041	3,587,514	35,671,755
Class S	2,321,883	20,796,892	12,764,218	127,655,508
Institutional Class	1,205,409	10,628,327	3,272,922	32,305,843
		$ 56,354,529		$ 278,897,614
Shares issued to shareholders in reinvestment of distributions
Class A	223,776	$ 1,817,057	15,219	$ 143,817
Class C	73,264	594,902	—	—
Class S	212,759	1,727,606	32,560	308,016
Institutional Class	77,143	626,404	6,084	57,498
		$ 4,765,969		$ 509,331
Shares redeemed
Class A	(3,477,824)	$ (29,907,499)	(1,037,209)	$ (10,092,933)
Class C	(1,258,659)	(10,702,161)	(440,503)	(4,230,849)
Class S	(6,026,433)	(52,054,361)	(4,542,544)	(43,666,120)
Institutional Class	(1,617,271)	(14,154,765)	(972,571)	(9,641,707)
		$ (106,818,786)		$ (67,631,609)
Net increase (decrease)
Class A	(1,070,399)	$ (8,447,173)	7,337,140	$ 73,315,392
Class C	(600,382)	(4,821,218)	3,147,011	31,440,906
Class S	(3,491,791)	(29,529,863)	8,254,234	84,297,404
Institutional Class	(334,719)	(2,900,034)	2,306,435	22,721,634
		$ (45,698,288)		$ 211,775,336
Initial Capital
Class A	—	$ —	1,000	$ 10,000
Class C	—	—	1,000	10,000
Class S	—	—	1,000	10,000
Institutional Class	—	—	405,000	4,050,000
		$ —		$ 4,080,000

* For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Securities Trust and the Shareholders of Deutsche CROCI® Sector Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche CROCI® Sector Opportunities Fund (the "Fund") (one of the funds constituting the Deutsche Securities Trust), as of May 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended , and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche CROCI® Sector Opportunities Fund (one of the funds constituting the Deutsche Securities Trust) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 21, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2015 to May 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 1,037.00	$ 1,033.70	$ 1,037.50	$ 1,038.60
Expenses Paid per $1,000*	$ 6.87	$ 10.68	$ 6.11	$ 5.61
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 1,018.25	$ 1,014.50	$ 1,019.00	$ 1,019.50
Expenses Paid per $1,000*	$ 6.81	$ 10.58	$ 6.06	$ 5.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche CROCI® Sector Opportunities Fund	1.35%	2.10%	1.20%	1.10%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended May 31, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $4,915,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the Deutsche CROCI® Sector Opportunities Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s fees and expenses and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund commenced operations in June 2014, only limited Fund performance information was available to the Board as part of its 2015 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	103	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DSOAX	DSOCX	DSOSX	DSOIX
CUSIP Number	25159L 786	25159L 794	25159L 828	25159L 810
Fund Number	1005	1305	2005	1405

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche CROCI SECTOR OPPORTUNITIES FUND
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$41,353	$0	$5,250	$0
2015	$34,000	$0	$5,000	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$792,931	$468,970
2015	$0	$215,584	$4,787,587

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$5,250	$1,261,901	$1,170,726	$2,437,877
2015	$5,000	$5,003,171	$305,079	$5,313,250

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

***

1.) In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.) In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas, Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships effect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Sector Opportunities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/29/2016